Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions
Related Party Transactions

Note 17. Related Party Transactions

Prior to the IPO, the Company had a management services agreement with an affiliate of HighCape Partners through which strategic, operational and management consulting services are provided to the Company. During the year ended 2020, the Company recorded expenses totaling $0.2 million for these services. The management services agreement terminated upon completion of the IPO and all amounts due thereunder were paid as of December 31, 2020.

As part of the contribution of assets transacted from Tissue Banks International, now KeraLink International (“KeraLink”), to Aziyo upon formation of the Company, a provision existed which guaranteed a certain level of working capital, as defined, on the opening balance sheet of Aziyo. Such guarantee was largely finalized in 2016; however, an additional $0.4 million was received by the Company in connection with a settlement reached in 2018. Furthermore, as part of the 2018 settlement, it was agreed that when KeraLink sells its Aziyo common shares for net proceeds greater than $550,000, KeraLink is obligated to pay Aziyo $550,000 within three days of such cash being received. In May 2021, KeraLink sold Aziyo common shares for proceeds in excess of $550,000, and as such, remitted $550,000 to Aziyo in full satisfaction of the 2018 settlement. Amounts received in connection with this settlement were recorded as other income in the accompanying Consolidated Statements of Operations for the year ended December 31, 2021.